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                                                                    EXHIBIT 99.2

IMPORTANT NOTICE: Liberty Media Corporation President and CEO, Robert Bennett, will discuss this press release as well as Liberty Media's supplemental financial information and guidance in a conference call which will begin today at 11:00 a.m. (ET). The call can be accessed by dialing (913) 981-4901 at least 10 minutes prior to the start time. The call will also be broadcast live across the Internet. To access the web cast go to HTTP://LIBERTYMEDIA.COM/INVESTOR_RELATIONS/DEFAULT.HTM.

FOR IMMEDIATE RELEASE
MARCH 15, 2005

                   LIBERTY MEDIA CORPORATION ANNOUNCES PLAN TO
           SPIN OFF OWNERSHIP INTERESTS IN ASCENT MEDIA AND DISCOVERY

ENGLEWOOD, Colorado - Liberty Media Corporation (NYSE: L, LMC.B) today announced that it intends to spin-off to its shareholders a separate company comprised of its ownership interests in Ascent Media Group, Inc. and Discovery
Communications, Inc. The transaction, which is intended to be tax-free to shareholders and Liberty Media, will create a new publicly-traded company called Discovery Holding Company (DHC).

DHC will be comprised of Liberty Media's 100% ownership interest in Ascent Media as well as its 50% ownership interest in Discovery. In the spin off, record holders of Liberty Media Series A and Series B common stock will receive 0.05 of a share of the corresponding series of DHC common stock for each share of Liberty Media common stock held by them as of the record date (which has not been set), and cash will be delivered in lieu of fractional share interests.

Liberty Media has submitted a request to the IRS seeking a ruling as to the tax-free nature of the spin off and expects shortly to file a registration statement with the SEC. Completion of the spin off is subject to effectiveness of the registration statement and receipt of an opinion from counsel to the effect that the spin off will qualify as a tax-free transaction for Liberty Media and its shareholders. No other significant approvals are required and completion of the transaction is expected to occur in the second quarter of 2005.

Liberty Media Corporation (NYSE: L, LMC.B) is a holding company owning interests in a broad range of electronic retailing, media, communications and entertainment businesses classified in three groups; Interactive, Networks and Tech/Ventures. Our businesses include some of the world's most recognized and respected brands and companies, including QVC, Encore, STARZ!, Discovery, IAC/InterActiveCorp, and News Corporation.

Contact:
Mike Erickson 877-772-1518

CERTAIN STATEMENTS IN THIS PRESS RELEASE MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER IMPORTANT FACTORS THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF LIBERTY MEDIA CORPORATION AND SUBSIDIARIES OR INDUSTRY RESULTS, TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH RISKS, UNCERTAINTIES AND OTHER FACTORS INCLUDE, AMONG OTHERS: THE RISKS AND FACTORS DESCRIBED IN THE PUBLICLY FILED DOCUMENTS OF LIBERTY MEDIA CORPORATION, INCLUDING THE MOST RECENTLY FILED FORM 10-K OF LIBERTY MEDIA CORPORATION; GENERAL ECONOMIC AND BUSINESS CONDITIONS AND INDUSTRY TRENDS INCLUDING IN THE ADVERTISING AND RETAIL MARKETS; THE CONTINUED STRENGTH OF THE INDUSTRIES IN WHICH WE OPERATE; UNCERTAINTIES INHERENT IN PROPOSED BUSINESS STRATEGIES AND DEVELOPMENT PLANS; RAPID TECHNOLOGICAL

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CHANGES; FUTURE FINANCIAL PERFORMANCE, INCLUDING AVAILABILITY, TERMS AND
DEPLOYMENT OF CAPITAL; AVAILABILITY OF QUALIFIED PERSONNEL; CHANGES IN, OR THE FAILURE OR THE INABILITY TO COMPLY WITH, GOVERNMENT REGULATION, INCLUDING, WITHOUT LIMITATION, REGULATIONS OF THE FEDERAL COMMUNICATIONS COMMISSION, AND ADVERSE OUTCOMES FROM REGULATORY PROCEEDINGS; CHANGES IN THE NATURE OF KEY STRATEGIC RELATIONSHIPS WITH PARTNERS AND JOINT VENTURERS; COMPETITOR RESPONSES TO LIBERTY MEDIA CORPORATION'S PRODUCTS AND SERVICES, AND THE OVERALL MARKET ACCEPTANCE OF SUCH PRODUCTS AND SERVICES, INCLUDING ACCEPTANCE OF THE PRICING OF SUCH PRODUCTS AND SERVICES. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS RELEASE. LIBERTY MEDIA CORPORATION EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO DISSEMINATE ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT CONTAINED HEREIN TO REFLECT ANY CHANGE IN LIBERTY MEDIA CORPORATION'S EXPECTATIONS WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

THE TRANSACTIONS ARE SUBJECT TO COMPLETION OF DEFINITIVE AGREEMENTS AND CUSTOMARY CLOSING CONDITIONS, INCLUDING REGULATORY AND OTHER THIRD PARTY CONSENTS AND APPROVALS.